UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
JOHN HANCOCK FUNDS III
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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John Hancock Growth Opportunities Fund recently distributed proxy materials to you regarding a Special Meeting of Shareholders scheduled to be held on March 23, 2011 at 2:00 P.M., Eastern Time, to vote on a proposal to merge your Fund into John Hancock Small Company Fund. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Special Meeting. By voting now, you will help the Fund save the cost of additional mailings and calls to shareholders.
VOTE NOW
To approve the reorganization of John Hancock Growth Opportunities
Fund into John Hancock Small Company Fund.
The Board of Trustees recommends that you vote FOR this proposal
3 Ways to Vote

Call 1-866-977-7699 toll-free 24 hours a day. Follow the simple voting instructions that you will hear. (Please have your proxy card handy).
Visit WWW.EPROXY.COM/JHGO
and enter the control # that appears on your specific proxy card. The site will give you simple instructions.
Return your executed proxy card in the enclosed postage paid envelope immediately so that we will receive it by March 22nd (day prior to the shareholder meeting).

If you did not receive a proxy package, please call 1-888-399-4011 as soon as possible to receive a package or contact your financial advisor. Otherwise, we urge you to vote immediately to avoid further proxy correspondence.
John Hancock thanks you for your time and prompt vote.

John Hancock Growth Opportunities Fund
Solicitation Script
Special Meeting of Shareholders
Date: March 23, 2011
Toll Free # 888-399-4011
Greeting :
Hello, is Mr./Ms. ____________________ available please?
Hi Mr./Ms. ____________________, my name is ____________________ and I am calling on behalf of John Hancock Growth Opportunities Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders scheduled to be held on March 23, 2011 and to date we have not received your proxy vote. Your Fund’s Board of Trustees is recommending that you vote for the proposal. Would you like to vote along with the recommendation of the Board?
If Yes:
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is ____________________, a proxy voting specialist on behalf of John Hancock Growth Opportunities Fund. Today’s date is _________ and the time is _________ Eastern Time.
Mr./Ms. ____________________, I have recorded your [FOR / AGAINST / ABSTAIN] vote for all of your John Hancock Growth Opportunities Fund accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 888-399-4011. Thank you very much for your participation and have a great day/evening.
If No or not Interested (use rebuttal):
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.
If NO: Thank you, have a good day/evening.

If Not Received
I can resend the materials to you. Do you have an email address this can be sent to? (If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. (For Re-Mail) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 888-399-4011.
ANSWERING MACHINE MESSAGE:
Hello, my name is ____________________ and I am a proxy voting specialist calling on behalf of John Hancock Growth Opportunities Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on March 23, 2011.
Your participation is very important. To vote over the telephone, call toll-free at 888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and benefits all shareholders.
Thank you for your prompt attention to this matter.
AUTOMATED ANSWERING MACHINE MESSAGE
Hello, this is Boston Financial Proxy Services calling with an important message on behalf of John Hancock Growth Opportunities Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on March 23, 2011.
Your participation is very important. To vote over the telephone, call toll-free at 888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

INBOUND — CLOSED RECORDING
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you.”
INBOUND — CALL IN QUEUE MESSAGE
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”
END OF CAMPAIGN MESSAGE
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your John Hancock Growth Opportunities Fund, please contact your Financial Advisor or call John Hancock Growth Opportunities Fund at 1-800-225-5291. Thank you for investing with John Hancock Growth Opportunities Fund.”

John Hancock Growth Opportunities Fund
Solicitation Script
Special Meeting of Shareholders
Date: March 23, 2011
Toll Free # 888-399-4011
Greeting :
Hello, is Mr./Ms. _________ available please?
Hi Mr./Ms.                                         , my name is                                       and I am calling on behalf of John Hancock Growth Opportunities Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders scheduled to be held on March 23, 2011 and to date we have not received your proxy vote. The meeting is rapidly approaching and your vote is extremely important. Your Fund’s Board of Trustees is recommending that you vote for the proposal. Would you like to vote along with the recommendation of the Board?
If Yes:
Thank you. For the record, would you please state your full name and mailing address?
Again, my name is                                         , a proxy voting specialist on behalf of John Hancock Growth Opportunities Fund. Today’s date is                                         and the time is                     Eastern Time.
Mr./Ms.                                         , I have recorded your [FOR / AGAINST / ABSTAIN] vote for all of your John Hancock Growth Opportunities Fund accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 888-399-4011. Thank you very much for your participation and have a great day/evening.
If No or not Interested (use rebuttal):
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

If NO: Thank you, have a good day/evening.
If Not Received
I can resend the proxy materials to you. Do you have an email address this can be sent to? (If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. (For Re-Mail) Please keep in mind the meeting is rapidly approaching and your vote is very important. You should receive these proxy materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 888-399-4011.
ANSWERING MACHINE MESSAGE:
Hello, my name is                                          and I am a proxy voting specialist calling on behalf of John Hancock Growth Opportunities Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on March 23, 2011.
The meeting is rapidly approaching and your vote is very important. To vote over the telephone, call toll-free at 888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.
AUTOMATED ANSWERING MACHINE MESSAGE
Hello, this is Boston Financial Proxy Services calling with an important message on behalf of John Hancock Growth Opportunities Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on March 23, 2011.
The meeting is rapidly approaching and your vote is very important. To vote over the telephone, call toll-free at 888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.
INBOUND — CLOSED RECORDING
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you.”
INBOUND — CALL IN QUEUE MESSAGE
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”
END OF CAMPAIGN MESSAGE
“Thank you for calling Boston Financial Proxy Services on behalf of John Hancock Growth Opportunities Fund. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your John Hancock Growth Opportunities Fund, please contact your Financial Advisor or call John Hancock Growth Opportunities Fund at 1-800-225-5291. Thank you for investing with John Hancock Growth Opportunities Fund.”

JOHN HANCOCK GROWTH OPPORTUNITIES FUND
VIRTUAL ANSWERING MACHINE MESSAGE
Hello, I am calling from Boston Financial Proxy Services, regarding the Special Meeting of Shareholders of John Hancock Growth Opportunities Fund to be held on March 23rd, 2011.
You recently received proxy materials regarding this Special Meeting. We encourage you to vote. Voting takes just a few moments and will benefit all shareholders.
Once you have reviewed the materials, please take a moment to vote your proxy. With your control number in hand, please select a voting method and follow the voting instructions. If you have any questions, you may also call us at 1-888-399-4011 Monday through Friday, between 9 am — 6 pm Eastern Time.
John Hancock appreciates your prompt attention to this matter as a valued shareholder.
Thank you in advance for casting your vote.

John Hancock Growth Opportunities Fund
PO Box 55054
Boston, MA 02205-5054
«Date»
«FirstName»
«LastName»
«Address1»
«Address2»
«City», «State» «ZipCode»
«Country»
Control Number: «Control Number»
Dear Stockholder,
Thank you for responding to our recent proxy mailing which provided you with an opportunity to cast your vote for the up coming meeting. We are returning a copy of your original proxy card and any documentation that you provided because we are unable to process your vote due to the indicated reason(s) listed below:
☐	Shareholder signature required

☐	Voting intensions are unclear

☐	Proxy card is illegible

☐	2010 Ballot

☐	All Tenants signatures required

☐	All Trustees signatures required

☐	All signatures required
Please review your proxy card using the above reason(s) as a reference. Upon taking the necessary actions, please return the card along with this letter using the enclosed envelope.
Thank you for taking the time to cast your vote on these very important issues.
If you have any questions regarding this correspondence, please call Boston Financial Proxy Services (888) 399-4011 Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time.
Thank you,
Enclosure: Proxy Card
 Return Envelope